A multimodal treatment candidate for sarcopenia in men with decompensated cirrhosis: a randomized, placebo-controlled trial evaluating LPCN 1148

LIPOCINE
ENHANCING HEALTH

EASL CONGRESS 2023 Vienna, Austria

Benjamin J Bruno[1], Joshua Weavil[1], Jonathan Ogle[1], Anthony DelConte[1,2], Nachiappan Chidambaram[1], Mahesh V Patel[1], Jennifer Lai[3] and Arun J. Sanyal[3].
(1) Lipocine Inc., (2) Department of Pharmaceutical/Healthcare Marketing, Saint Joseph's University, Philadelphia, USA, (3) School of Medicine, University of California San Francisco, USA, (4) Division of Gastroenterology, Hepatology and Nutrition, Virginia Commonwealth University, USA

INTRODUCTION

- Sarcopenia affects 30-70% of patients with liver cirrhosis[1]. Additionally, testosterone (T) is low in up to 90% of cirrhotic men[2].
- Both sarcopenia and low T are associated with negative clinical outcomes in cirrhotic patients, including, but not limited to, hepatic encephalopathy (HE) and increased mortality.
- LPCN 1148 is novel, multi-modal, orally available prodrug of androgen receptor agonist, which is currently under development as a potential safe and efficacious treatment for sarcopenia and decompensated cirrhosis.
- PURPOSE: To present preliminary baseline characteristics for the study population of LPCN 1148-21-001 (NCT 04874350)

METHODS

- Population: Men with cirrhosis and sarcopenia (confirmed via computerized tomography scan) on the liver transplant waitlist
  - Majority (28/29) previously experienced a decompensation event
- Design: Two-stage, randomized (1:1), blinded, placebo-controlled, clinical trial
  - Stage 1: Placebo-controlled
  - Stage 2: Single-arm open label extension
- Primary Endpoint: Change in L3 skeletal muscle index (L3-SMI) at week 24
- Key Secondary Endpoints: Breakthrough HE rates, number of waitlist events such as all—cause mortality, and change in Liver Frailty Index (LFI)

Figure 1: Study design flow chart


SCREENING
TREATMENT: 52 WEEKS
LPCN 1148
Placebo
LPCN 1148
Medical History
Labs
Imaging
Randomize
24-Week Analysis
52-Week Analysis

BASELINE CHARACTERISTICS

Parameter	Pooled data (N=29)	Normal Reference Values
Age (years)	58.5 ± 8.4	
<65	76%	
Race/Ethnicity		
White	83%	
Black/Af. Am	7%	
Asian	3%	
American Indian	7%	
Hispanic or Latino	10%	
BMI (kg/m^2)	29.2 ± 7.1	
L3-SMI (cm^2/m^2)	46.3 ± 8.2	> 53
Liver Frailty Index	4.0 (1.0)	≤ 3.2
MELD score	16.6 ± 4.5	≤ 12
ALP (U/L)	148 ± 81	40-129
AST (U/L)	45 ± 22	≤ 40
AST/ALT	1.7 ± 0.5	< 1

Table 1: Data are Mean (SD). BMI, body mass index; L3-SMI, skeletal muscle index of the third lumbar region; ALP, alkaline phosphatase; AST, aspartate aminotransferase. L3-SMI reference value is based on the BMI threshold (25 – 30 kg/m2) of the group mean.


15
6
5
2
1
Etiology
ALD
NASH
Hepititis C
PSC
ALD +
Hepititis C

Figure 2: Data are number of participants for a given etiology of cirrhosis. ALD, alcoholic liver disease; NASH, nonalcoholic steatohepatitis; PSC, primary sclerosing cholangitis


Participants with events of interest (%)
100
75
50
25
0
76
72
62
55
HE
Ascites
Anemia
Varices

Figure 3: Proportion of participants with hepatic encephalopathy (HE), ascites, anemia (hemoglobin <13 g/dL), or varices at baseline or in their medical history


15
8
5
1
Assessment
Pre-frail
Frail
Robust
Missing

Figure 4: Categorical breakdown of scores from the Liver Frailty Index (LFI) in enrolled participants.


A
Percent of participants above ULN (%)
100
75
50
25
0
62
72
41
66
64
93
Ammonia
B-12
LH
SHBG
TNF-α
Total Bile Acids
B
Percent of participants below LLN (%)
100
75
50
25
0
59
69
55
66
62
62
41
90
86
Albumin < 3.5 g/dL
Bicarbonate
Free T
Hematocrit
Hemoglobin
IGF-1
Lymphocytes
Platelets
Prealbumin

Figure 5: Percent of participants with laboratory measures above the upper limits of normal (ULN, A) and below the lower limits of normal (LLN, B) at baseline. LH, luteinizing hormone; SHBG, sex hormone binding globulin; TNF-α, tumor necrosis factor alpha; Free T, total free testosterone, IGF-1, insulin-like growth factor 1.

SUMMARY

- There are trends within this sarcopenic, decompensated cirrhotic population indicating dysfunction in other key physiologic areas, including: hematologic, thrombotic, androgenic, metabolic, immunity, and frailty.
- Furthermore, potentially related to the failing liver and reduced muscular mass, systemic ammonia levels are high in the majority of the study population which may predispose participants to episodes of overt HE.
- LPCN 1148 is the only candidate in development for sarcopenia associated with cirrhosis and, due to its multi-modal mechanisms of action, may address many of the dysfunctions observed in this population.
- This pilot study will explore the potential of LPCN 1148 to prevent or reduce the occurrence of new decompensation events (e.g., HE, ascites, varices) and improve quality of life for cirrhotic men with sarcopenia.

DISCLOSURES & CONTACT

- AJS, AD, and JL are consultants of Lipocine Inc.
- Authors, BJB, JW, JO, KP, NC, MVP, are employees of Lipocine Inc.

CONTACT
- Benjamin J. Bruno, Lipocine Inc.
- bjb@lipocine.com;
- admin@lipocine.com

REFERENCES

1. Hanai et al. *Nutrition* 2015; 31(1): 193-9
2. Grossmann et al. *Clin Endocrinol* 2012; 77(2): 323-8